                                  SPECIMEN

                               NOT NEGOTIABLE
----------                                                           ----------
  NUMBER                                                               SHARES
  RCS
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                            [RADYNE COMSTREAM LOGO]

                             RADYNE COMSTREAM INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                  COMMON STOCK               CUSIP 750611  40  2

THIS CERTIFIES THAT:

is owner of

FULLY PAID AND N0N-ASSESSABLE SHARES OF COMMON STOCK OF $.002 PAR VALUE EACH OF
                             RADYNE COMSTREAM INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New York, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                       COUNTERSIGNED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                    NEW YORK, NY
                                                                 TRANSFER AGENCY
BY:

                                                              AUTHORIZED OFFICER

    GARY KLINE                ROBERT FITTING
    SECRETARY                    PRESIDENT

                             RADYNE COMSTREAM INC.
                                   CORPORATE
                                      SEAL
                                      1980
                                    NEW YORK

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT -           Custodian
TEN ENT - as tenants by the entireties                            ..............................
JT TEN - as joint tenants with right of                              (Cust)           (Minor)
         survivorship and not as tenants                          under Uniform Gifts to Minors
         in common
                                                                         Act ..............
                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, _____________ hereby sell, assign and transfer into

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________________


                    __________________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
________________________________________________________________________________

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